UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

Virage Logic Corporation

(Name of Registrant as Specified In Its Charter)

Synopsys, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Information

Additional information and where to find it

Virage Logic Corporation intends to file with the Securities and Exchange Commission a preliminary proxy statement and a definitive proxy statement and other relevant materials in connection with the acquisition. The definitive proxy statement will be sent or given to the stockholders of Virage Logic. Before making any voting or investment decision with respect to the merger, investors and stockholders of Virage Logic are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the acquisition. The proxy statement and other relevant materials (when they become available), and any other documents filed by Virage Logic with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Virage Logic at its corporate Web site at www.Virage Logic.com in the Investor Relations section, or by contacting Investor Relations at Virage Logic Corporation, 47100 Bayside Parkway, Fremont, CA 94538.

Participants in the solicitation

Virage Logic and Synopsys, Inc. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Virage Logic stockholders in connection with the acquisition. Information about Synopsys’ directors and executive officers is set forth in Synopsys’ proxy statement on Schedule 14A filed with the SEC on February 5, 2010 and Synopsys’ Annual Report on Form 10-K filed on December 18, 2009. Information about Virage Logic’s directors and executive officers is set forth in Virage Logic’s proxy statement on Schedule 14A filed with the SEC on March 9, 2010. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Virage Logic intends to file with the SEC.

Safe Harbor Statement/Forward-Looking Statements

The following contains forward-looking statements within the meaning of U.S. federal securities laws, including statements regarding the expected closing of the acquisition of Virage Logic, the expected impact on Synopsys financial results, benefits of the proposed transaction, and integration of Virage Logic’s offering and employees with those of Synopsys. Forward-looking statements are subject to both known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements, and that are outside the control of Synopsys. These risks and uncertainties include, among others: the ability to satisfy the closing conditions to complete the acquisition of Virage Logic; the ability to integrate the acquired business and technologies with our own; the effect of the announcement of the merger on Synopsys’ and Virage Logic’s respective businesses, including possible delays in customer orders; the potential inability to operate or integrate Virage Logic’s business successfully, including the potential loss of customers, key employees, partners or vendors; and uncertain customer demand and support obligations for the new offerings. Other risks and uncertainties that may apply are set forth in the Risk Factors section of Synopsys’ most recently filed Quarterly Report on Form 10-Q. Synopsys assumes no obligation to update any forward-looking statement contained in this press release.

Explanatory Note

The following material was presented to employees of Virage Logic on June 10, 2010.

Synopsys to Acquire Virage Logic June 10, 2010 Joachim Kunkel Sr. Vice President and GM Solutions Group

©Synopsys 2010

• Synopsys has agreed to acquire Virage for ~$315M
• Complements our current IP portfolio with
– embedded memories and std cell libraries
– programmable cores for control and multimedia sub-systems
– high speed interfaces
• Grows our engineering staff and expertise so we can
better meet our customers' evolving IP needs
• Virage will be merged with Synopsys’ Solutions Group,
headed by Joachim Kunkel, Sr. Vice President and
General Manager
• We expect the transaction to close in Synopsys' fiscal
Q4, following customary regulatory approvals and
satisfaction of closing conditions
Synopsys to Acquire Virage Logic

$500
$400
$300
$200
$100
$-
Q105 Q305 Q106 Q306 Q107 Q307 Q108 Q308 Q109 Q309 Q110

SYNOPSYS
SYNOPSYS

Confidential

Predictable Success

©Synopsys 2010

Cadence
Synopsys
Mentor
Quarterly Revenue
$M
Magma
Synopsys: A Brief Overview
Synopsys Profile
• FY09 Revenue:           $1.36B
• Total Backlog: $2.20B
(end of FY09)
• R&D / Rev.: >30%
>2,500 R&D engineers
>1,500 tech. consultants
~6,000 employees
~65 offices
Zroute Faster
Routing
10X  Faster
Minchip
optimization
25% Smaller Die
Test Solutions
100 X Reduction
Test Data Volume
Lynx Design
System
Integrated,
Proven
RTL2GDSII Flow
Primetime
Multicore
2X Faster
Golden Signoff
Design
Compiler
Graphical
Predicts, Alleviates
Routing
Congestion
IC Validator
32-nm Design
Rule Check
Galaxy 2009
Multicore
2x-20x Faster
Galaxy
Constraint
Analyzer
Look-Ahead
Constraint
Analysis
Discovery
2009
Multicore
2x-4x Faster
MCMM
2x Faster
Design Closure
Virtual
Prototyping
SuperSpeed
USB 3.0
Models
CustomSim
60X Faster
Timing
Signoff
2X Faster
Closure
Synopsys Innovations
March 2008… … February 2010

IP & Systems
Design
Manufacturing

Confidential

Predictable Success

©Synopsys 2010 4 Physics Function Verification Verification Synopsys Business Focus Solutions Group (SG)

©Synopsys 2010

Brian Beattie
CFO
Jan Collinson
Sr. VP, HR
Brian Cabrera
General Counsel
Antun Domic
Sr. VP & GM
IG
Paul Lo
Sr. VP & GM
AMSG
John Chilton
Sr. VP
MKTG &
Corp Dev
Joe Logan
Sr. VP
WWS
Deirdre Hanford
Sr. VP
GTS
Manoj Gandhi
Sr. VP & GM
VG
Joachim Kunkel
Sr. VP & GM
SG
Aart de Geus
Chairman & CEO
Chi-Foon Chan
President & COO
Businesses
Field
Howard Ko
Sr. VP & GM
SEG
Infrastructure

VIP
VIP
VIP
Processors
DDR PHY
USB PHY
PCIe PHY
HDMI PHY
Audio Codec
Video Front End
ADCs DACs
DDR controller
USB controller
PCIe controller
HDMI controller
Audio Processor
Video Processor
Signal Processor
AMBA 3 AXI & AMBA 2.0 AHB
AMBA APB
Ethernet controller
SATA controller
CSI/DSI controller
3/4GDigRF controller
SD/MMC controller
I2C
GPIO
UART
XAUI PHY
SATA PHY
MIPI D-PHY
MIPI D-PHY
VIP
VIP
VIP
VIP
VIP

Confidential
SYNOPSYS
Predictable Success

©Synopsys 2010

DW Digital IP DW Analog/Mixed-Signal IP DW Verification IP
$123M in Revenue*
Second Largest IP
Vendor*
#1 in Interface IP*
#1 in Analog IP*
700+ IP Engineers
including 450+
Analog/Mixed-Signal
Engineers
Synopsys IP Portfolio
* Source: Gartner (March 2010)

©Synopsys 2010

• Enables access to a comprehensive IP portfolio
– embedded memories and standard cell libraries
– programmable cores for control and
multimedia sub-systems
– interface and analog IP
• Provides customers with portfolio of high-quality IP,
common licensing terms, and expert integration support
• Grows our engineering staff and expertise so we can
better meet our customers' evolving IP needs
Benefits to Our Customers

$250,000
$200,000
$150,000
$100,000
$50,000
$0
FY05
FY06
FY07
FY08
FY09
FY10 Est
Synopsys
Virage
Combined

Confidential
SYNOPSYS
Predictable Success

©Synopsys 2010 8 Combined IP Revenue* *simplified accounting for non-overlapping fiscal years Virage Logic street estimates Synopsys internal projection 13% CAGR Revenue

©Synopsys 2010

Organization
•
The two companies will continue to
operate as independent entities until the
acquisition closes
•
Between now and close, the two
management teams will explore how to
best organize the combined operation

Redacted
Redacted

Redacted
Redacted
Redacted
Redacted
Redacted
Redacted
Redacted
Redacted
Redacted

Confidential
SYNOPSYS
Predictable Success

©Synopsys 2010

The Solutions Group Team
Joachim Kunkel
SVP/GM
Solutions Group
Anwar Awad
VP Eng
AMS IP
Ralph Morgan
VP Eng
Digital IP & VIP
Simon Bennett
Director CAE
Digital IP & VIP
John Koeter
VP Marketing
Pierre Bricaud
Director Eng
Helen Gwosden
HR Business Partner
Valerie Minassian
Controller
Eshel Haritan
VP Eng
Systems
Quick Facts
•IP, System-Level Design,
FPGA Implementation,
and Prototyping
•~$250M business
•1,200 engineers
Andrew Dauman
VP Eng
FPGA Prototyping
Bob Erickson
Director Eng
HL Synthesis
Jim Robinson
Group Dir Eng
FPGA Synthesis
IP

©Synopsys 2010

• Key customers, partners etc. are being informed
by Virage Logic's and Synopsys' management
• Outside communication is handled only through
designated Virage and Synopsys spokespersons
• No interaction with outside audiences on this topic
– no comment on calls or e-mails from the outside
– ask them to contact your official spokespersons or
Synopsys
• press –
Yvette Huygen (yvetteh@synopsys.com)
• products –
John Koeter (koeter@synopsys.com)
• legal/financial –
Brian Cabrera (bcabrera@synopsys.com)
Confidentiality

©Synopsys 2010

Until The Acquisition Closes
How Can You Help?
• Maintain focus on your responsibilities and
projects
• Continue supporting your products and
customers
• Continue driving your business forward
• Remember …
The two companies will continue to operate as
independent entities until the close